AIS Tactical Asset Allocation Portfolio

Class A Shares (Symbol: TAPAX)

Class C Shares (Symbol: TAPCX)

Class I Shares (Symbol: TAPIX)

Supplement dated November 19, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective November 1, 2013, AIS Capital Management, LLC, Adviser to the AIS Tactical Asset Allocation Portfolio (the “Fund”), changed its name to “AIS Capital Management, L.P.” as a result of a reorganization.  Accordingly, all references to AIS Capital Management, LLC in the Fund’s Summary Prospectus, Statutory Prospectus and SAI are hereby deleted and replaced with the name “AIS Capital Management, L.P.”. Please note that this is a change in the Adviser’s name only; all other information pertaining to the Adviser remains the same.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 28, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7936.